Exhibit 10.40

FIRST AMENDMENT

FIRST AMENDMENT (this “Amendment”), dated as of April 12, 2006, among WILLIAMS SCOTSMAN INTERNATIONAL, INC. (formerly known as Scotsman Holdings, Inc.), a Delaware corporation (“Holdings”), WILLIAMS SCOTSMAN, INC., a Maryland corporation (the “Borrower”), the Lenders from time to time party to the Credit Agreement referred to below, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”), and as Issuing Lender. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of June 28, 2005 (the “Credit Agreement”);

WHEREAS, the parties hereto wish to amend the Credit Agreement on the terms and subject to the conditions contained herein;

NOW, THEREFORE, it is agreed:

I.                                         Amendments to Credit Agreement. Effective on the First Amendment Effective Date (as defined in Part III, Section 5 of this Amendment, but subject to the last sentence of such Section 5), the Credit Agreement is hereby amended as follows:

1.                                       The definition of “Adjusted Net Book Value Percentage” appearing in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the percentage “70%” where used in such definition and substituting therefor the percentage “80%” and (ii) deleting the percentage “65%” where used in such definition and substituting therefor the percentage “75%” .

2.                                       The definition of “Applicable Margin” appearing in Section 1.1 of the Credit Agreement is hereby amended by:

(i) adding at the end of the first sentence of such definition immediately before the period the text “and provided, further, that the Applicable Margin shall be based on Level 2 pricing (with no reduction based upon the below Consolidated Leverage Ratio test) during the period from the First Amendment Effective Date until the adjustment date of the Applicable Margin based upon Average Excess Availability for the fiscal quarter of the Borrower ending June 30, 2006”,

(ii) deleting the ratio “5.25:1.00” where used in such definition and substituting therefor the ratio “4.50:1.00”,

(iii) deleting the ratio “4.50:1.00” where used in such definition and substituting therefor the ratio “3.25:1.00”,

(iv) inserting the text “and provided that notwithstanding the foregoing in no event shall the Applicable Margin for Base Rate Loans be reduced to below zero” immediately after the text “(without giving effect to any reduction based upon clause (i) above” in clause (ii) of the first sentence of the second paragraph of such definition,

(v) adding the following sentences to the end of the second paragraph of such definition:

The foregoing reductions to the Applicable Margins based upon the Consolidated Leverage Ratio shall be made without giving effect to any reduction based upon the next sentence. In the event that (i) the Consolidated Leverage Ratio for the period of twelve consecutive fiscal months of the Borrower ending May 31, 2006 (taken as one accounting period) is less than 4.50:1.00 (such Consolidated Leverage Ratio to be determined based on the delivery of a certificate signed by a Responsible Officer of the Borrower to the Administrative Agent (with a copy to be sent by the Administrative Agent to each Lender), within 30 days of the last day of the fiscal month of the Borrower ending May 31, 2006, which certificate shall set forth the calculation of the Consolidated Leverage Ratio as at the last day of such twelve consecutive fiscal month period), then each of the Applicable Margins set forth in the table above will be reduced by 0.25% (without giving effect to any reduction based upon the second preceding sentence) and (ii) the Consolidated Leverage Ratio for such period of twelve consecutive fiscal months of the Borrower (taken as one accounting period) is less than 3.25:1.00, determined as set forth in clause (i) above of this sentence, then each of the Applicable Margins set forth in the table above will be reduced by 0.50% (without giving effect to any reduction based upon clause (i) above of this sentence or any reductions based upon the second preceding sentence and provided that notwithstanding the foregoing in no event shall the Applicable Margin for Base Rate Loans be reduced to below zero), in each case the reduction shall be for the period commencing on the date five (5) Business Days after the date of delivery of the certificate of a Responsible Officer of the Borrower referred to in this sentence and ending on the date five (5) Business Days after the date on which the next certificate of a Responsible Officer of the Borrower is delivered to the Administrative Agent pursuant to the second preceding sentence, provided that if no certificate has been delivered to the Administrative Agent pursuant to the second preceding sentence within 45 days after the last day of the fiscal quarter of the Borrower ending June 30, 2006, the Applicable Margins set forth in the table above (without giving effect to any reduction based upon this paragraph) shall be applicable.

(vi) adding at the end of such definition as a new sentence the text “For purposes of determining the Applicable Margin only, (i) Average Excess Availability shall be calculated for each fiscal quarter of the Borrower commencing on or after April 1, 2006 without giving effect to clauses (x) and (z) of the definition of Excess Availability and (ii) in the event that the

Borrower shall issue any Indebtedness permitted under Section 8.3(o) during the fiscal quarter of the Borrower ending on June 30, 2006 or Holdings shall issue any equity during such fiscal period and, in either instance, the proceeds of such issuance are used to prepay Revolving Loans, Average Excess Availability shall be calculated on a pro forma basis as if such issuance and prepayment had occurred on the first day of the calendar month in which such issuance occurs.” and

(vii) deleting the table contained therein and substituting therefor the following table:

Level	Average Excess Availability	Eurodollar Rate Loans	Base Rate Loans
Level 1	Greater than $250,000,000	1.75%	0.25%

Level 2	Equal to or less than $250,000,000 but greater than $100,000,000	2.00%	0.50%

Level 3	Equal to or less than $100,000,000	2.25%	0.75%

3.                                       The definition of “Applicable Unused Line Fee Percentage” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting the table contained therein and substituting therefor the following table:

Level	Average Revolver Usage	Unused Line Fee
Level 1	Less than 50%	0.30%

Level 2	Equal to or greater than 50%	0.25%

4.                                       The definition of “Change of Control” appearing in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the percentage “25%” in clause (c) of such definition and substituting therefor the percentage “20%”, (ii) deleting the percentage “35%” in clause (d) of such definition and substituting therefor the percentage “25%” and (iii) inserting the text “or Section 8.3(o)” immediately after the text “Section 8.3(n)” in clause (f) of such definition.

5.                                       Each of the definitions of “Consolidated EBITDA” and “Consolidated Interest Expense” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the text “or Section 8.3(o)” immediately after the text “Section 8.3(n)” where it appears in such definition.

6.                                       The definition of “Excess Availability” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting clause (i)(z) thereof and substituting therefor the text “(z) the least of the maximum amount of Revolving Outstandings that are permitted to be outstanding at such time pursuant to any of the Senior Secured Notes Indenture, the Senior Unsecured Notes Indenture, any Refinancing Notes Indenture or any Additional Unsecured Indebtedness Agreement”.

7.                                       The definition of “Holding Company Requirements” appearing in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (1)(vii) thereof and substituting therefor a comma, (ii) renumbering clause (1)(viii) thereof as clause (1)(ix) and deleting the text in such clause “clauses (i) through (vii)” and substituting therefor the text “clauses (i) through (viii)” and (iii)adding the following clause (1)(viii) to such definition immediately after clause (1)(vii) thereof:

(viii) being a co-indemnitor and party with the Borrower and/or any Domestic Subsidiaries or Canadian Subsidiaries of the Borrower (other than the Unit Subsidiary) under performance and surety bond agreements evidencing Indebtedness permitted under Section 8.3(f) and

8.                                       The definition of “Maturity Date” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting the text “fifth anniversary of the Effective Date” and substituting therefor the text “fifth anniversary of the First Amendment Effective Date”.

9.                                       Section 1.1 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

Additional Unsecured Indebtedness Documents shall mean each Additional Unsecured Indebtedness Agreement and all other agreements, documents and instruments executed and/or delivered in connection with any Additional Unsecured Indebtedness Agreement, including, without limitation, any and all notes issued pursuant thereto or in connection therewith, in each case, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

Additional Unsecured Indebtedness Agreement shall mean, with respect to any outstanding Indebtedness permitted under Section 8.3(o), the indenture or other agreement, document or instrument governing such Indebtedness, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

First Amendment Effective Date shall have the meaning given to such term in the First Amendment, dated as of April 12, 2006, to this Agreement.

Refinancing Notes Documents shall mean each Refinancing Notes Indenture and all other agreements, documents and instruments executed and/or delivered in connection with any Refinancing Notes Indenture, including, without limitation, any and all notes issued pursuant thereto or in connection therewith, in each case, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

Refinancing Notes Indenture shall mean, with respect to any outstanding Indebtedness permitted under Section 8.3(n), the indenture or other agreement, document or instrument governing such Indebtedness, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

10.                                 Section 2.1(d) of the Credit Agreement is hereby amended by (i) deleting the text “at least $5,000,000 and in integral multiples of $1,000,000 in excess thereof” in clause (iii) thereof and substituting therefor the text “at least $5,000,000 and in integral multiples of $5,000,000 in excess thereof” and (ii) deleting the amount “$150,000,000” in clause (iv) thereof and substituting therefor the amount “$250,000,000”.

11.                                 Section 2.1(e) of the Credit Agreement is hereby amended by inserting the text “, the Refinancing Notes Documents, the Additional Unsecured Indebtedness Documents” immediately after the text “the Senior Secured Notes Documents” appearing in clause (iv) of said section.

12.                                 Section 2.2(a) of the Credit Agreement is hereby amended by deleting clause (iii) thereof and substituting therefor the text “(iii) the least of the maximum amount of Revolving Outstandings that are permitted to be outstanding at such time pursuant to any of the Senior Secured Notes Indenture, the Senior Unsecured Notes Indenture, any Refinancing Notes Indenture or any Additional Unsecured Indebtedness Agreement”.

13.                                 Section 2.3(c) of the Credit Agreement is hereby amended by inserting the text “, any Refinancing Notes Indenture, any Additional Unsecured Indebtedness Agreement” immediately after the text “the Senior Unsecured Notes Indenture” both times that it appears in clause (ii) of the second sentence of said section (prior to and within the parenthetical).

14.                                 Section 2.5(d) of the Credit Agreement is hereby amended by inserting the text “, any Refinancing Notes Indenture, any Additional Unsecured Indebtedness Agreement” immediately after the text “the Senior Unsecured Notes Indenture” appearing in clause (i) of the proviso to said section.

15.                                 Section 2.5(i) of the Credit Agreement is hereby amended by inserting the following text at the end thereof immediately before the period:

; provided, that the Net Debt Proceeds of any incurrence by the Borrower of Indebtedness permitted under Section 8.3(o) may, at the option of the Borrower upon written notice to the Administrative Agent received by the Administrative Agent not less than two Business Day’s prior to the Borrower’s receipt of such Net Debt Proceeds, be applied to prepay Revolving Loans (without any reduction to the Total Revolving Credit Commitments) in lieu of the aforesaid application to outstanding Term Loans

16.                                 Section 2.5(k) of the Credit Agreement is hereby amended by inserting the following text at the end thereof immediately before the period:

; provided, that the Applicable Equity Recapture Percentage of the Net Equity Proceeds of any common Public Equity Offering by Holdings or common Equity Issuance by the Borrower may, at the option of the Borrower upon written notice to the Administrative Agent received by the Administrative Agent not less than two Business Day’s prior to Holdings’ or the Borrower’s, as the case may be, receipt of such Net Equity Proceeds, be applied to prepay Revolving Loans (without any reduction to the Total Revolving Credit Commitments) in lieu of the aforesaid application to outstanding Term Loans

17.                                 Section 2.6(d) of the Credit Agreement is hereby amended by (i) inserting the text “but subject to the next sentence” immediately after the text “to the extent all amounts referred to in preceding clauses (1) through (3), inclusive, have been paid in full” in clause fourth thereof, (ii) inserting the text  “or amounts are held by the Administrative Agent therefor as provided in the next sentence” immediately after the text “to the extent all amounts referred to in preceding clauses (1) through (4), inclusive, have been paid in full” in clause fifth thereof and (iii) inserting the following sentence to the end of such section:

Unless so directed by the Borrower or unless an Event of Default has occurred and is continuing, the Administrative Agent shall not apply any amounts which it receives under clause fourth of the preceding sentence to the payment of Revolving Loans constituting Eurodollar Rate Loans, except on the last date of the Interest Period applicable to any such Eurodollar Rate Loan, and until applied to the payment of Obligations such amounts and earnings thereon shall (i) constitute Collateral for the payment of the Obligations and (ii) be held in an investment account maintained at BofA and be invested, at the direction and risk of the Borrower, in marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within thirty (30) days from the date of acquisition thereof (with all interest earned thereon to constitute income of the Borrower and not of the Administrative Agent or any Lender).

18.                                 Section 3.1(a)(ii) of the Credit Agreement is hereby amended by deleting clause (C) thereof and substituting therefor the text “(C) the least of the maximum amount of Revolving Outstandings that are permitted to be outstanding at such time pursuant to any of the Senior Secured Notes Indenture, the Senior Unsecured Notes Indenture, any Refinancing Notes Indenture or any Additional Unsecured Indebtedness Agreement”.

19.                                 Section 6.3 of the Credit Agreement is hereby amended by inserting the text “, any Refinancing Notes Indenture, any Additional Unsecured Indebtedness Agreement” immediately after the text “the Senior Unsecured Notes Indenture” appearing in the last sentence of said section.

20.                                 Section 6.24 of the Credit Agreement is hereby amended by inserting the text “or any Indebtedness permitted to be incurred under Section 8.3(n) or Section 8.3(o)” immediately after the text “the Senior Secured Notes” appearing in clause (a) of said section.

21.                                 Section 6.24 of the Credit Agreement is hereby further amended by inserting the text “, each Refinancing Notes Indenture” immediately after the text “the Senior Unsecured Notes Indenture” appearing in clause (b) of said section.

22.                                 Section 6.24 of the Credit Agreement is hereby further amended by inserting the text “and each Refinancing Notes Indenture” immediately after the text “the Senior Unsecured Notes Indenture” appearing in clause (c) of said section.

23.                                 Section 6.30 of the Credit Agreement is hereby amended by inserting the following sentence at the end of said section:

None of Holdings, the Borrower, or any of their respective Subsidiaries have incurred or will incur (i) any Permitted Units Financing (as defined in the Refinancing Notes Indenture entered into on or about September 29, 2005) under Section 4.09(b)(12) of such Refinancing Notes Indenture or (ii) if any Refinancing Notes Indenture (other than the Refinancing Notes Indenture referred to in clause (i) above) shall be in effect, any Permitted Units Financing (as defined in the Refinancing Notes Indenture referred to in clause (i) above) or any similar financing if such Permitted Units Financing or similar financing shall, by the terms of any such Refinancing Notes Indenture, reduce or otherwise limit or restrict the amount of financial accommodations that may be outstanding hereunder at any one time or the amount of Obligations that may be secured by Liens.

24.                                 Section 7.14 of the Credit Agreement is hereby amended by (i) inserting the text “or Section 8.3(o)” immediately after the text “Indebtedness permitted under Section 8.3(n)” in clause (ii) of the last sentence thereof and (ii) deleting the text “Sections 8.3(d), (l) and (n)” in clause (ii) of  the last sentence thereof and substituting therefor the text “Sections 8.3(d), (l), (n) and (o)”.

25.                                 Section 7.17(a) of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately before subclause (B) of clause (vi) thereof and (ii) inserting the following text at the end of such subclause (B) immediately before the semicolon:

and (C) in addition to the amount of proceeds of Revolving Loans permitted under clauses (A) and (B) above, the Borrower, directly or through any of the Borrower’s Wholly-Owned Domestic Subsidiaries, may use proceeds of Revolving Loans to pay the purchase price or any other amounts related to Permitted Acquisitions so long as (1) each such Permitted Acquisition is with respect only to the acquisition of assets located in the United States or of any Person that, as a result of such acquisition, shall become a Wholly-Owned Domestic Subsidiary of the Borrower (and each of such Person’s Subsidiaries shall become a Wholly-Owned Domestic Subsidiary of the Borrower) with no assets or business outside of the United States, both directly and indirectly through any of its Subsidiaries (other than de minimus assets and business) and (2) (x) Average Excess Availability for the period of 60 consecutive days ending on (and including) the day on which such Permitted Acquisition is consummated, on a pro forma basis as if such Permitted Acquisition (and any Credit Events to occur in connection therewith) had occurred on the first day of such 60 day period, is greater than twenty percent (20%) of the sum of the Total Revolving Credit Commitments and aggregate Term Loan Outstandings of all Lenders, in each instance, on the last day of such 60 day period and (y) Excess Availability is greater than twenty percent (20%) of the sum of the Total Revolving Credit Commitments and aggregate Term Loan Outstandings of all Lenders, in each instance, on the date of consummation of such Permitted Acquisition after giving effect to such Permitted Acquisition and any Credit Events in connection therewith

26.                                 Section 8.2(o) of the Credit Agreement is hereby amended by deleting the text “granted by Holdings and/or the Borrower” in such section and substituting therefor the text “granted by Holdings, the Borrower and/or any of the Borrower’s Domestic Subsidiaries (other than the Unit Subsidiary) or Canadian Subsidiaries”.

27.                                 Section 8.3(f) of the Credit Agreement is hereby amended by (i) deleting the text “Indebtedness of the Borrower and/or Holdings” in such section and substituting therefor the text “Indebtedness of the Borrower, Holdings and/or any of the Borrower’s Domestic Subsidiaries (other than the Unit Subsidiary) or Canadian Subsidiaries”, (ii) inserting the text “and including the obligations of Holdings as co-indemnitor with the Borrower and/or any of the Borrower’s Domestic Subsidiaries (other than the Unit Subsidiary) with respect thereto” at the end of the first parenthetical of such section before the close parenthesis and (iii) deleting the portion of such section commencing with the text “(i) $100,000,000 at any time outstanding” through but excluding the semicolon at the end thereof and substituting therefor the text “$200,000,000 at any time outstanding”.

28.                                 Section 8.3 of the Credit Agreement is hereby further amended by (i) deleting the word “and” at the end of clause (m) thereof, (ii) deleting the text “clause (n) below” in clause (m) thereof and substituting therefor the text “clauses (n) and (o) below”, (iii) deleting the period at the end of clause (n) thereof and substituting therefor “; and”, (iv) deleting the text “Initial Borrowing Date” in clause (n)(ii) thereof and substituting therefor the text “First Amendment Effective Date” and (v) adding the following clause (o) thereto:

(o)                                 unsecured Indebtedness of the Borrower having (i) no amortization of principal, (ii) a scheduled maturity date no earlier than 5 ½ years after the First Amendment Effective Date, (iii) cash interest not to exceed 12 ½% per annum (in the case of floating rate Indebtedness, based on the interest rate as of the date of the original issuance thereof) and (iv) covenants and events of default customary for public high yield senior unsecured note offerings, the proceeds of which shall be used for the Borrower’s general corporate purposes permitted hereunder (including, without limitation, to repay Revolving Loans or to refinance prior Indebtedness permitted under this clause (o), in each instance in the case of refinancing prior Indebtedness permitted under this clause (o), as provided in Section 8.13(i)(D)), and unsecured guarantees thereof by Holdings and the Subsidiary Guarantors, provided that (i) the Unit Subsidiary’s guarantee of any such Indebtedness is subordinated on terms substantially similar to the subordination of the Unit Subsidiary’s guarantee of the Indebtedness of the Borrower under the Refinancing Notes Documents issued on or about September 29, 2005, (ii) the aggregate principal amount thereof shall not exceed $150,000,000 (less the amount of principal repayments thereof other than repayments constituting the refinancing thereof permitted by Section 8.13(i)(D)) and (iii)  the Borrower may incur Indebtedness under this clause (o) in addition to the aggregate principal amount permitted to be incurred under clause (ii) above so long as (x) the Consolidated Leverage Ratio for the four consecutive fiscal quarter period of the Borrower (taken as one accounting period) most recently ended prior to the date of the incurrence of such Indebtedness for which Financial Statements were required to be delivered pursuant to Section 7.1(a) or (b), on a pro forma basis as if such Indebtedness had been incurred on the first day of such period, is less than 6.50:1.00 and (y) the aggregate principal amount thereof shall not exceed $150,000,000 (less the amount of principal repayments thereof other than repayments constituting the refinancing thereof permitted by Section 8.13(i)(D)).

29.                                 Section 8.4 of the Credit Agreement is hereby amended by adding to the table contained therein the fiscal year ending December 31, 2011 and the amount $185,000,000 to be set forth opposite such fiscal year.

30.                                 Section 8.5(t) of the Credit Agreement is hereby amended by inserting the text “, the Refinancing Notes Documents, the Additional Unsecured Indebtedness Documents” immediately after the text “the Senior Unsecured Notes Documents” appearing in said section.

31.                                 Section 8.6(h) of the Credit Agreement is hereby amended by inserting the text “(other than clause (a)(vi)(C) thereof)” immediately after the text “shall not exceed the aggregate amount of proceeds of Revolving Loans permitted under Section 7.17” in clause (2) thereof.

32.                                 Section 8.13 of the Credit Agreement is hereby amended by (i) inserting the text “or Section 8.3(o)” after the first usage of the text “Section 8.3(n)” in clause (i) of such section and after each usage of the text “Section 8.3(n)” in clause (ii) of such section, (ii) deleting the word “and” before subclause (C) in clause (i) of such section and substituting a comma therefor and (iii) inserting the following text at the end of clause (i) of such section immediately before the semicolon:

and (D) the Borrower may refinance any Indebtedness permitted under Section 8.3(o) with other Indebtedness permitted under Section 8.3(o) or any equity or debt offering by Holdings not prohibited by this Credit Agreement; provided that  (x) Average Excess Availability for the period of 60 consecutive days ending on (and including) the day on which such refinancing is consummated, on a pro forma basis as if such refinancing (and any Credit Events to occur in connection therewith) had occurred on the first day of such 60 day period, is greater than or equal to $75,000,000, (y) Excess Availability is greater than $75,000,000 on the date of such refinancing after giving effect to such refinancing and any Credit

Events in connection therewith and(z) no Default or Event of Default exists at the time of such refinancing or would result therefrom

33.                                 Section 8.15 of the Credit Agreement is hereby amended by deleting the text “and (n)” at the end of clause (iii) of such section and substituting therefor the text “, (n) and (o)”.

34.                                 Section 8.16 of the Credit Agreement is hereby amended by inserting the text “the investment account described in the last sentence of Section 2.6(d),” immediately after the text “ the Disbursement Account,” in clause (A)(i) thereof.

35.                                 Section 8.17 of the Credit Agreement is hereby amended by inserting the text “the investment account described in the last sentence of Section 2.6(d),” immediately after the text “the Concentration Account,” contained therein.

36.                                 Section 8.20 of the Credit Agreement is hereby amended by inserting the text “, any Refinancing Notes Indenture, any Additional Unsecured Indebtedness Agreement” immediately after the text “the Senior Unsecured Notes Indenture” appearing in clauses (iii) and (iv) of said section.

37.                                 Section 11.6 of the Credit Agreement is hereby amended by adding the following subsection (f) thereto:

(f)                                    Notwithstanding anything in this Section 11.6 to the contrary, (i) any assignment intended to replace a Lender as contemplated by Section 11.6(d) may be reflected by an Assignment and Assumption Agreement or another assignment agreement in form and substance satisfactory to the Administrative Agent and shall be effective (x) without the execution of the relevant assignment agreement by the Replaced Lender (and such Replaced Lender shall nonetheless be bound thereby as if such Replaced Lender had executed such assignment agreement) and (y) without the delivery of a written notice in the form of Exhibit Q-2 hereto, so long as in each instance the assignment contemplated thereby otherwise complies with the provisions of this Section 11.6, (ii) any payments to be made by a Replacement Lender to a Replaced Lender under this Section 11.6(d) shall, at the request of the Administrative Agent, be made to the Administrative Agent on behalf of the Replaced Lender (and the Administrative Agent shall promptly remit such amounts to the Replaced Lender after such assignment becomes effective) and (iii) if the Borrower shall have issued one or more Notes to the Replaced Lender and the Replaced Lender shall fail to deliver such Notes to the Borrower or the Administrative Agent on behalf of the Borrower within five Business Days after the assignment replacing such Replaced Lender is effective, then (x) such Notes shall be deemed cancelled (but the obligations evidenced thereby shall continue to be outstanding) and (y) upon the request of the Replacement Lender, the Borrower shall issue new Notes to the Replacement Lender to reflect the revised Commitments and outstanding Loans of the Replacement Lender.

II.                                     Undertakings.

1.                                       The Borrower hereby agrees to execute and deliver, or cause to be executed and delivered, to the Collateral Agent, within 30 Business Days of the request of the Collateral Agent, any and all amendments and modifications to the various Mortgages, in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent, as the Collateral Agent may request in order to reflect the extension of the Maturity Date and other relevant modifications to the Credit Agreement contemplated by this Amendment.

2.                                       Each of Holdings and the Borrower shall take, and shall cause each of their respective Subsidiaries to take, all such further actions and execute all such further documents and instruments as the Administrative Agent may at any time reasonably determine to be necessary or desirable to further carry out and consummate the amendments to the Credit Agreement contemplated by this Amendment.

III.                                 Miscellaneous.

1.                                       In order to induce the Administrative Agent, the Issuing Lenders and the Lenders to enter into this Amendment, each Credit Agreement Party hereby represents and warrants that:

(a)                                  no Default or Event of Default exists as of the First Amendment Effective Date (as defined below), both immediately before and immediately after giving effect thereto; and

(b)                                 all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date both immediately before and immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.                                       This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3.                                       This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

4.                                       THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK.

5.                                       This Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions have been satisfied:

(a)                                  each Credit Party, the Administrative Agent, the Issuing Lenders and the Lenders shall have signed a counterpart hereof (whether the same or different counter parts) and shall have delivered (including by way of facsimile or electronic transmission) the same to Kaye Scholer LLP, 425 Park Avenue, New York, NY 10036 Attention:  Cynthia Patrick (facsimile number: 212-836-6587 and e-mail address: cpatrick@kayescholer.com); and

(b)                                 the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, BofA and DBTCA, a fully executed fee letter, dated the date hereof, between the Administrative Agent and the Borrower, and the Administrative Agent shall have received payment of all fees payable thereunder.

Notwithstanding the above conditions, the amendment to the Credit Agreement contemplated by Part I, Section 37 of this Amendment shall be effective on the date when the conditions precedent in clauses (a) and (b) above have been satisfied, except that instead of a signed counterpart hereof from all the Lenders, those Lenders that are party to the Credit Agreement immediately prior to the effectiveness of any assignments contemplated by Section 11.10(b) of the Credit Agreement with respect to this Amendment, constituting the Required Lenders at such time, shall have signed a counterpart hereof and delivered same to Kaye Scholer LLP as aforesaid.

6.                                       The Credit Agreement is hereby ratified and confirmed and, except as herein agreed, remains in full force and effect in accordance with its terms.

7.                                       At all times on and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment. It is agreed that this Amendment shall constitute a Credit Document for all purposes under the Credit Agreement and the other Credit Documents.

*     *     *

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

WILLIAMS SCOTSMAN INTERNATIONAL, INC.

By	/s/ Scott Becker
Title: Vice President - Finance

WILLIAMS SCOTSMAN, INC.

By	/s/ Scott Becker
Title: Vice President - Finance

By its signature below, each of the undersigned hereby consents to the foregoing Amendment and ratifies and confirms the Guaranty to which it is a party.

WILLIAMS SCOTSMAN INTERNATIONAL, INC.

By:	/s/ Scott Becker
Title: Vice President - Finance

WILLSCOT EQUIPMENT, LLC

By:	WILLIAMS SCOTSMAN, INC.,
as Member

	By:	/s/ John B. Ross
		Title:	Vice President,
Williams Scotsman, Inc.
Sole Member

SPACE MASTER INTERNATIONAL, INC.

By:	/s/ John B. Ross
Title: Vice President

TRUCK & TRAILER SALES, INC.

By:	/s/ John B. Ross
Title: Vice President

EVERGREEN MOBILE COMPANY

By:	/s/ John B. Ross
Title: Vice President

WILLIAMS SCOTSMAN OF CANADA, INC.

By:	/s/ John B. Ross
Title: Secretary

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

BANK OF AMERICA, N.A., Individually, as Administrative Agent and as an Issuing Lender

By:	/s/ Kevin Corcoran
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually and as an Issuing Lender

By:	/s/ Marguerite Sutton
Title: Director

By:	/s/ Carin Keegan
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ James O’Connell
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ Evelyn Kusold
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

GMAC COMMERCIAL FINANCE LLC

By:	/s/ Frank DiCeglie
Title: Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

JPMORGAN CHASE BANK, N.A.

By:	/s/ John M. Hariaczyi
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

GE CAPITAL CORPORATION

By:	/s/ Brian P. Schwinn
Title: Duly Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc.

By:	/s/ Andrew C. Sepe
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

NATIONAL CITY BUSINESS CREDIT, INC.

By:	/s/ Eric Huff
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

HSBC BUSINESS CREDIT (USA) INC.

By:	/s/ Dan Bueno
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

WELLS FARGO BANK, N.A.

By:	/s/ Reginald M. Goldsmith III
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Craig Sheetz
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

LASALLE BUSINESS CREDIT, LLC

By:	/s/ Steven Chalmers
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

SUNTRUST BANK

By:	/s/ Haynes Gentry
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

UPS CAPITAL CORPORATION

By:	/s/ John P. Holloway
Title: Director of Portfolio Management

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

TEXTRON FINANCIAL CORPORATION

By:	/s/ Brian O’Fallon
Title: SR Account Executive

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

SIEMENS FINANCIAL SERVICES, INC.

By:	/s/ Joseph A. Accardi
Title: Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

CITICORP USA, INC.

By:	/s/ Shane V. Azzara
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

WEBSTER BUSINESS CREDIT CORPORATION

By:	/s/ Daniel Stamptel
Title: Assistant Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

SANDY SPRING BANK

By:	/s/ Roy S. Lewis
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ Diane Albanese
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

CIBC, INC.

By:	/s/ Gerald Girardi
Title: Authorized Signatory CIBC Inc.

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

LOAN FUNDING I LLC, a wholly owned subsidiary of Citibank, N.A.

By: TCW Advisors, Inc., as portfolio manager of Loan Funding I LLC

By:	/s/ G. Wayne Hosang
Title: Vice President

By:	/s/ Stephen Suo
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

OAK HILL CREDIT PARTNERS I, LIMITED		OAK HILL CREDIT PARTNERS II, LIMITED

By:	Oak Hill CLO Management I, LLC, as Investment Manager	By:	Oak Hill CLO Management II, LLC, as Investment Manager

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase
	Title: Authorized Person		Name: Scott D. Krase
Title: Authorized Person

OAK HILL CREDIT PARTNERS III, LIMITED		OAK HILL CREDIT PARTNERS IV, LIMITED

By:	Oak Hill CLO Management III, LLC, as Investment Manager	By:	Oak Hill CLO Management IV, LLC, as Investment Manager

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase
	Name: Scott D. Krase		Name: Scott D. Krase
	Title: Authorized Person		Title: Authorized Person

SMBC MVI SPC on behalf of and for the account of Segregated Portfolio No. 1

By:	Oak Hill Separate Account As Investment Manager Management I, LLC

By:	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Person

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

CLASSIC CAYMAN B.D. LIMITED

By:	/s/ Janet Wolff
Title: Authorized Signatory

By:	/s/ Daniel Conon
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

STONE TOWER CDO II LTD. By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ Michael W. Delpercio
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

STONE TOWER CLO II LTD. By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ Michael W. Delpercio
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

STONE TOWER CLO IV LTD. By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ Michael W. Delpercio
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

STONE TOWER CREDIT FUNDING I LTD. By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ Michael W. Delpercio
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

GRANITE VENTURES I LTD. By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ Michael W. Delpercio
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

GRANITE VENTURES III LTD. By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ Michael W. Delpercio
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

LIGHTPOINT CLO III, LTD.

By:	Lightpoint Capital Management LLC as Collateral Manager

By:	/s/ Colin Donlan
Title: Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

MCDONNELL LOAN OPPORTUNITY LTD.

By: McDonnell Investment Management, LLC, as Investment Manager

By:	/s/ Kathleen A. Zam
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

WIND RIVER CLO II LTD.

By: McDonnell Investment Management, LLC, as Manager

By:	/s/ Kathleen A. Zam
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

POST LONG/SHORT CREDIT MASTER FUND, LP

By: Post Advisory Group, LLC, as General Partner

By:	/s/ Lawrence A. Post
Title: Chief Investment Officer

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

GRAND CENTRAL ASSET TRUST, BDC SERIES

By:	/s/ Roy Hykal
Title: Attorney-In-Fact

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

LOAN FUNDING XIII LLC

By:	/s/ Richard F. Kurth
Title: Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

KATONAH VII, CLO LTD.

By: Katonah Debt Advisors, LLC

By:	/s/ Daniel Gilligan
	Title:	Authorized Officer
Katonah Debt Advisors, L.L.C. As Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

SENIOR DEBT PORTFOLIO

By: Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

EATON VANCE SENIOR INCOME TRUST

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

EATON VANCE LIMITED DURATION INCOME FUND

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

EATON VANCE SENIOR FLOATING-RATE TRUST

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

EATON VANCE FLOATING-RATE INCOME TRUST

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

GRAYSON & CO

By: Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

BIG SKY III SENIOR LOAN TRUST

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

THE NORINCHUKIN BANK, NEW YORK BRANCH, through State Street Bank and Trust Company as Fiduciary Custodian.

By: Eaton Vance Management, Attorney-in-fact

By:	/s/ Michael B. Botthof
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

FIRST 2004-II CLO, LTD. By: TCW Advisors, Inc., its Collateral Manager

By:	/s/ G. Wayne Hosang
Title: Vice President

By:	/s/ Stephen Suo
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

FIRST 2004-I CLO, LTD. By: TCW Advisors, Inc., its Collateral Manager

By:	/s/ G. Wayne Hosang
Title: Vice President

By:	/s/ Stephen Suo
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

VELOCITY CLO, LTD. By: TCW Advisors, Inc., its Collateral Manager

By:	/s/ G. Wayne Hosang
Title: Vice President

By:	/s/ Stephen Suo
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

TCW SENIOR SECURED LOAN FUND By: TCW Advisors, Inc., its Collateral Manager

By:	/s/ G. Wayne Hosang
Title: Vice President

By:	/s/ Stephen Suo
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

TCW SELECT LOAN FUND LIMITED By: TCW Advisors, Inc., its Collateral Manager

By:	/s/ G. Wayne Hosang
Title: Vice President

By:	/s/ Stephen Suo
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

MADISON PARK FUNDING III LTD

By:	/s/ Thomas Flannery
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

CSAM FUNDING I

By:	/s/ Thomas Flannery
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

FIRST DOMINION FUNDING II

By:	/s/ Thomas Flannery
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

FIRST DOMINION FUNDING III

By:	/s/ Thomas Flannery
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

FLAGSHIP CLO-2001-1 Deutsche Asset Management, Inc., as Subadviser

By:	/s/ Eric S. Meyer
By: Eric S. Meyer Title: Director

By:	/s/ William Weiss
By: William Weiss
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

FLAGSHIP CLO II
Deutsche Asset Management, Inc., as Subadviser

By:	/s/ Eric S. Meyer
By: Eric S. Meyer Title: Director

By:	/s/ William Weiss
By: William Weiss Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

KATONAH II, LTD.

By: Sankaty Advisors, LLC as Sub-Advisor

By:	/s/ Jeffrey Hawkins
Title: Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

KATONAH III, LTD.

By: Sankaty Advisors, LLC as Sub-Advisor

By:	/s/ Jeffrey Hawkins
Title: Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

KATONAH IV, LTD.

By: Sankaty Advisors, LLC as Sub-Advisor

By:	/s/ Jeffrey Hawkins
Title: Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

LOAN FUNDING XI LLC

By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Jeffrey Hawkins
Title: Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

RACE POINT CLO, LIMITED By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Jeffrey Hawkins
Title: Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

RACE POINT II CLO, LIMITED By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Jeffrey Hawkins
Title: Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

CASTLE HILL I - INGOTS, LTD. By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Jeffrey Hawkins
Title: Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

HARBOUR TOWN FUNDING LLC

By:	/s/ Anna M. Tallent
Title: Assistant Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

LONG LANE MASTER TRUST IV

By:	/s/ Anna M. Tallent
Name: Anna M. Tallent Title: Authorized Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

STANFIELD VANTAGE CLO, LTD.

By: Stanfield Capital Partners LLC as its Asset Manager

By:	/s/ Christopher E. Jansen
Title: Managing Partner

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

TRS CALLISTO LLC

By:	/s/ Deirdre Whorton
Title: Assistant Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

NUVEEN FLOATING RATE INCOME FUND

By: Symphony Asset Management, LLC

By:	/s/ Lenny Mason
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

NUVEEN SENIOR INCOME FUND

By: Symphony Asset Management, LLC

By:	/s/ Lenny Mason
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

MAGNETITE IV CLO, LIMITED

By:	/s/ Thomas Colwell
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

MAGNETITE ASSET INVESTORS LLC

By:	/s/ Thomas Colwell
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

BLACKROCK LIMITED DURATION INCOME TRUST

By: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Thomas Colwell
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF APRIL 12, 2006, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

BLACKROCK SENIOR INCOME SERIES II

By:	/s/ Thomas Colwell
Title: